                                                                    EXHIBIT 10.2

                              FORM OF SECURITY FOR
       FUNDING NOTE RELATED TO SECURED MEDIUM TERM NOTES ISSUED UNDER THE
                     ALLSTATE LIFE(SM) CORENOTES(R) PROGRAM
                               [FACE OF SECURITY]

                                                      CUSIP No.:

                          ALLSTATE LIFE GLOBAL FUNDING

                                  FUNDING NOTE

Title of Note:                                                  Stated Maturity Date:
Trust:                                                          Settlement Date and Time:
Principal Amount: $_____________                                Securities Exchange Listing: /  / Yes /  / No. If yes,
Original Issue Date:                                                     indicate name(s) of Securities Exchange(s):
Issue Price:                                                             __________________________.
Interest Rate or Formula:                                       Floating Rate Note: /  / Yes /  / No.  If yes,
Fixed Rate Note: /  / Yes /  / No.  If yes,                              Regular Floating Rate Notes: /  /
         Interest Rate:                                                  Floating Rate/Fixed Rate Notes: /  /
         Interest Payment Dates:                                         Interest Rate:
         Day Count Convention:                                           Interest Rate Basis(es):
         Additional/Other Terms:                                                LIBOR /  /
Discount Note: /  / Yes /  / No.  If yes,                                            / / LIBOR Reuters Page:
         Total Amount of Discount:                                                   / / LIBOR Telerate Page:
         Initial Accrual Period of Discount:                                         LIBOR Currency:
         Interest Payment Dates:                                                Constant Maturity Treasury Rate /  /
         Additional/Other Terms:                                                     Designated CMT Telerate Page:
Redemption Provisions: /  / Yes  /  / No.  If yes,                                           If Telerate Page 7052:
         Initial Redemption Date:                                                            / / Weekly Average
         Initial Redemption Percentage:                                                      / / Monthly Average
         Annual Redemption Percentage                                                Designated CMT Maturity Index:
Reduction, if any:
         Additional/Other Terms:

"Allstate Life(SM)" is a registered servicemark of Allstate Insurance Company. "CoreNotes(R)" is a registered servicemark of Merrill Lynch & Co., Inc.

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
Regular Interest Record Date(s):                                                CD Rate /  /
Sinking Fund:                                                                   Commercial Paper Rate /  /
Calculation Agent:                                                              Federal Funds Rate /  /
Authorized Denominations:                                                       Prime Rate /  /
Collateral: Allstate Life Insurance Company                                     Treasury Rate /  /
         Funding Agreement No(s). /  /, all                                     Other /  / See attached.
         proceeds of such funding                                        Index Maturity:
         Agreement(s), all books and records                             Spread and/or Spread Multiplier, if any:
         pertaining to such Funding                                      Initial Interest Rate, if any:
         Agreement(s) and all rights of the                              Initial Interest Reset Date:
         Trust pertaining to the foregoing.                              Interest Reset Dates:
Additional/Other Terms:                                                  Interest Determination Date(s):
                                                                         Interest Payment Dates:
                                                                         Maximum Interest Rate, if any:
                                                                         Minimum Interest Rate, if any:
                                                                         Fixed Rate Commencement Date, if any:
                                                                         Fixed Interest Rate, if any:
                                                                         Day Count Convention:
                                                                         Additional/Other Terms:

     This note certificate represents a duly authorized funding note (the "Note") of Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("Global Funding"). The Note is being issued in connection with the issuance and sale by the trust specified above (the "Trust") of the trust notes identified on Annex A to that certain series instrument to which Global Funding and the Trust are parties (the "Series Instrument") (the "Trust Notes"). The Note is being issued under the Funding Note Indenture, dated as of the date hereof (as amended or supplemented from time to time, the "Indenture") between Global Funding and J.P. Morgan Trust Company, National Association, as indenture trustee (including any successor, the "Indenture Trustee"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed in the Standard Funding Note Indenture Terms,
dated as of [     ] (as amended or supplemented from time to time, the "Standard
Funding Note Indenture Terms").

     Subject to the immediately following paragraph, Global Funding, for value received, hereby promises to pay to the Trust or its registered assigns (the "Holder") on the Maturity Date (as defined below) (or on the date of redemption or repayment by Global Funding) the principal amount of the Note and, if so specified above, to pay interest from time to time on the Note from the Original Issue Date (the "Original Issue Date") or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal of the Note is paid or made available for payment and to pay such other amounts due and owing with respect to the Note.

     The Note shall be cancelled immediately upon the transfer by Global Funding to, or as directed by, the Trust of each funding agreement identified on Annex A to the Series Instrument (each, a "Funding Agreement"), and such cancellation shall operate as a redemption of, and

                                       A-2
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satisfaction of indebtedness represented by, the Note.

     On any exchange or purchase and cancellation of the Note, details of such exchange or purchase and cancellation shall be entered in the records of Global Funding. Upon any such exchange or purchase and cancellation, the principal amount of the Note shall be charged by the principal amount so exchanged or purchased and cancelled, as provided in the Standard Indenture Terms.

     Unless otherwise set forth above, if the Notes are subject to an Annual Redemption Percentage Reduction as specified above, the Redemption Price of the Notes represented by this Note Certificate shall initially be the Initial Redemption Percentage of the principal amount of the Notes represented by this Note Certificate on the Initial Redemption Date and shall decline at each anniversary of the Initial Redemption Date (each such date, a "Redemption Date") by the Annual Redemption Percentage Reduction of such principal amount until the Redemption Price is 100% of such principal amount.

     The Notes will mature on the earlier of the Stated Maturity Date and the Maturity Date (as defined in the Trust Notes) of the Trust Notes (the "Trust Notes Maturity Date"), unless its principal (or, any installment of its principal) becomes due and payable prior to any such date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption at the option of the Trust, notice of the Holder's option to elect repayment or otherwise (the Stated Maturity Date, the Trust Notes Maturity Date or any date prior to any such date on which the Note becomes due and payable, as the case may be, are referred to as the "Maturity Date" with respect to principal of the Note repayable on such date).

     Unless otherwise provided above and except as provided in the following paragraph, Global Funding will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date next succeeding the Original Issue Date, and on the Maturity Date; PROVIDED that any payment of principal, premium, if any, interest or other amounts to be made on any Interest Payment Date or on a Maturity Date that is not a Business Day shall be made on the next succeeding Business Day, PROVIDED, HOWEVER, with respect to an Interest Payment Date other than the Maturity Date, if the Note is a LIBOR Note (as defined in Section 3 on the reverse hereof) and that next succeeding Business Day falls in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

     Unless otherwise specified above, the interest payable on each Interest Payment Date or on the Maturity Date will be the amount equal to the interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or from and including the date of issue, if no interest has been paid, to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period").

     Reference is hereby made to the further provisions of the Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall for all purposes have the same force and effect as if set forth on the face hereof.

     Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to the Note as specified above, the Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

     The Notes represented by this Note Certificate shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Indenture Trustee pursuant to the Indenture.

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     IN WITNESS WHEREOF, Global Funding has caused this instrument to be duly executed on its behalf.

Dated: Original Issue Date            ALLSTATE LIFE GLOBAL FUNDING
                                      as Issuer


                                      By:
                                         ----------------------------------
                                         Name:
                                         Title:


                          CERTIFICATE OF AUTHENTICATION

     This Note Certificate represents the Note described in the within-mentioned Indenture and is being issued in accordance with Section [2.5(f)] of the Standard Funding Note Indenture Terms.

Dated: Original Issue Date            J.P. MORGAN TRUST COMPANY, NATIONAL
                                             ASSOCIATION,
                                      as Indenture Trustee

                                      By:
                                          ---------------------------------
                                          Authorized Signatory

                        [REVERSE OF DEFINITIVE SECURITY]

     SECTION 1. GENERAL. This Note is being issued pursuant to the Indenture in connection with the issuance and sale by the Trust of the Trust Notes. The Note shall be cancelled immediately upon the transfer by Global Funding to, or as directed by, the Trust of each Funding Agreement, and such cancellation shall operate as a redemption of, and satisfaction of indebtedness represented by, the Note.

     SECTION 2. CURRENCY. The Note is denominated in, and payments of principal, premium, if any, and/or interest, if any, will be made in U.S. dollars.

     SECTION 3. DETERMINATION OF INTEREST RATE AND OTHER PAYMENT PROVISIONS.

     FIXED RATE NOTE. If the Note is designated on the face hereof as a "Fixed Rate Note," the Note will bear interest from the Original Issue Date until the Maturity Date. Unless otherwise specified on the face hereof, the rate of interest payable on the Note will not be adjusted; unless otherwise specified on the face hereof, interest will be payable on the Interest Payment Dates set forth on the face hereof and at the Maturity Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the Maturity Date of a Fixed Rate Note falls on a day that is not a Business Day, any payments of principal, premium, if any, and/or interest or other amounts required to be made, may be made on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

     DISCOUNT NOTE. If the Note is designated on the face hereof as a "Discount Notes" (as defined below), payments in respect of the Note shall be made as set forth on the face hereof. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of such Note on the Maturity Date will be equal to the sum of (1) the Issue Price (increased by any accruals of discount) and, in the event of any redemption of such Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (2) any unpaid interest accrued on such Discount Note to the date of redemption, repayment or acceleration of maturity, as applicable. For purposes of determining the amount of discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity of the Note occurs for a Discount Note, the discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for a Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to a Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the "Initial Period") is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. A "Discount Note" is any Note that has an Issue Price that is less than 100% of the principal amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date.

     FLOATING RATE NOTE. If the Note is specified on the face hereof as "Floating Rate Note," interest on the Note shall accrue and be payable in accordance with this Section 3. A Floating Rate Note may be a CD Rate Note, CMT Rate Note, Commercial Paper Rate Note, Federal Funds Rate Note, LIBOR Note, Prime Rate Note, Treasury Rate Note, or as otherwise set forth on the face hereof. If the Note is designated on the face hereof as Floating Rate Note, the face hereof will specify whether the Note is a Regular Floating Rate Note or Floating Rate/Fixed Rate Note. For the period from the date of issue to, but not including, the first Interest Reset Date set forth on the face hereof, the interest rate hereon shall be the Initial Interest Rate specified on the face hereof. Thereafter, the interest rate hereon will be reset as of and be effective as of each Interest Reset Date.

     (A) If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day; PROVIDED, HOWEVER, that if the Note is a LIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the Business Day immediately preceding such Interest Reset Date.

     (B) Unless specified otherwise on the face hereof, Interest Reset Dates are as follows: (1) if the Note resets daily, each Business Day, (2) if the Note resets weekly, other than a Treasury Rate Note, the Wednesday of each week, (3) if the Note is a Treasury Rate Note that resets weekly, and except as provided below under "Treasury Rate Note," the Tuesday of each week, (4) if the Note resets monthly, the third Wednesday of each month, (5) if the Note resets quarterly, the third Wednesday of March, June, September and December of each year,
          (6) if the Note resets semiannually, the third Wednesday of each of the two months specified on the face hereof and (7) if the Note resets annually, the third Wednesday of the month specified each year; PROVIDED, HOWEVER, that with respect to Floating Rate/ Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date specified on the face hereof (the "Fixed Rate Commencement Date").

     (C) Accrued interest is calculated by multiplying the principal amount of such Floating Rate Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis (as defined below), or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified on the face hereof applied. The interest rate shall be set forth on the face hereof. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on that date. Unless otherwise specified on the face hereof, the interest rate that is effective on the applicable Interest Reset Date will be determined on the applicable Interest Determination Date and calculated on the applicable Calculation Date (as defined below). "Calculation Date" means the date by which the Calculation Agent designated on the face hereof, is to calculate the interest rate which will be the earlier of
          (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

     (D) Unless otherwise specified on the face hereof, all percentages resulting from any calculation on a Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on a Floating Rate Note will be rounded to the nearest cent.

     Unless otherwise specified on the face hereof and except as provided below, interest will be payable as follows: (1) if the Interest Reset Date for the Note is daily, weekly or monthly, interest will be payable on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof, (2) if the Interest Reset Date for the Note is quarterly, interest will be payable on the third Wednesday of March, June, September, and December of each year, (3) if the Interest Reset Date for the Note is semiannually, interest will be payable on the third Wednesday of each of two months specified on the face hereof of each year, (4) if the Interest Reset Date for the Note is annually, interest will be payable on the third Wednesday of the month specified on the face hereof of each year. In each of these cases, interest will also be payable on the Maturity Date.

     If specified on the face hereof, the Note may have either or both of a Maximum Interest Rate or Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, if the Note is designated on the face hereof as a Floating Rate Note, the interest rate on the Note shall not exceed the maximum interest rate permitted by applicable law.

     All determinations of interest by the Calculation Agent designated on the face hereof will, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of the Note and neither the Indenture Trustee nor the Calculation Agent shall have any liability to the Holder of the Note in respect of any determination, calculation, quote or rate made or provided by the Calculation Agent. Upon request of the Holder of the Note, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date with respect to the Note. If the Calculation

Agent is incapable or unwilling to act as such or if the Calculation Agent fails duly to establish the interest rate for any interest accrual period or to calculate the interest amount or any other requirements, Global Funding will appoint a successor to act as such in its place. The Calculation Agent may not resign its duties until a successor has been appointed and such successor has accepted its appointment.

     Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on the Note on and after the first Interest Reset Date shall be the interest rate determined in accordance with the provisions of the heading below which has been designated as the Interest Rate Basis on the face hereof (the "Interest Rate Basis"), the base rate, plus or minus the Spread, if any, specified on the face hereof and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

     (A) CD RATE NOTE. If the Interest Rate Basis is the CD Rate, the Note shall be deemed to be a "CD Rate Note." A CD Rate Note will bear interest at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the CD Rate on each Interest Determination Date. The Interest Determination Date is the second Business Day immediately preceding the related Interest Reset Date. "CD Rate" means the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)", or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of the particular Index Maturity as published in the H.15 Daily Update (as defined below) or other recognized electronic source used for the purpose of displaying the applicable rate under the heading "CDs (secondary market)." If such rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time on that Interest Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time, or, if the dealers so selected by the Calculation Agent are not quoting as described in the preceding sentence, the CD Rate in effect on the particular Interest Determination Date. "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System; and "H.15 Daily Update" means the daily update of H.15(519), available through the Board of Governors of the Federal Reserve System at

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          http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.

     (B) CMT RATE NOTE. If the Interest Basis is the CMT Rate, the Note shall be deemed to be a "CMT Rate Note." A CMT Rate Note will bear interest at the interest rate calculated with reference to the CMT Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the CMT Rate on each applicable Interest Determination Date. The applicable Interest Determination Date is the second Business Day prior to the Interest Reset Date. "CMT Rate" means (1) if CMT Moneyline Telerate Page 7051 is specified on the face hereof: (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular Interest Determination Date, or (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities", or (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; (2) if CMT Moneyline Telerate Page 7052 is specified on the face hereof (a) the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls, or (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities", or (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls, or (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time, or (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or (h) if fewer than three prices referred to in clause
          (f) are provided as requested, the CMT Rate in effect on that Interest Determination Date.

               If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

     (C) COMMERCIAL PAPER RATE NOTE. If the Interest Rate Basis is the Commercial Paper Rate, the Note shall be deemed to be a "Commercial Paper Rate Note." A Commercial Paper Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the Commercial Paper Rate on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Commercial Paper Rate" means the Money Market Yield (calculated as described below) on the Interest Determination Date of the rate for commercial paper having the applicable Index Maturity as such rate is published in H.15(519) under the heading "Commercial Paper -- Nonfinancial." If such rate is not published by

          3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on the particular Interest Determination Date of the rate for commercial paper having the particular Index Maturity as published on H.15 Daily Update or such other recognized electronic source used for the purposes of displaying the applicable rate, under the caption "Commercial Paper -- Nonfinancial", or if such rate is not published by 3:00 P.M., New York City time, on the Calculation Date, then the Commercial Paper Rate as calculated by the Calculation Agent shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; PROVIDED, HOWEVER, that if the dealers selected by the Calculation Agent are not quoting offered rates as mentioned above, the Commercial Paper Rate in effect on the particular Interest Determination Date.

               "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

               Money Market Yield =           D X 360        X 100
                                       --------------------
                                           360 - (D X M)

               where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the applicable Interest Period.

     (D) FEDERAL FUNDS RATE NOTE. If the Interest Rate Basis is the Federal Funds Rate, the Note shall be deemed to be a "Federal Funds Rate Note." A Federal Funds Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the Federal Funds Rate on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Federal Funds Rate" means (1) the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"), or (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates), selected by the Calculation Agent prior to 9:00 A.M., New York City time, on that Interest Determination Date, or (4) if the brokers so selected by the Calculation Agent are not quoting as mentioned in

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          clause (3), the Federal Funds Rate in effect on the particular
          Interest Determination Date.

     (E) LIBOR NOTE. If the Interest Rate Basis is LIBOR (as defined below), the Note shall be deemed to be a "LIBOR Note." A LIBOR Note will bear interest for each Interest Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any. On each applicable Interest Determination Date the Calculation Agent will determine LIBOR. The applicable Interest Determination Date is the second London Banking Day preceding the related Interest Reset Date.

               LIBOR means: (1) if "LIBOR Moneyline Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date, or (2) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates, calculated by the Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular Index Maturity, commencing on the related Interest Reset Date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date, or (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (1) or (2), as applicable, the rate calculated by the Calculation Agent of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the Agents), in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the Agents), in that Principal Financial Center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or
               (5) if the banks so
               selected by the Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular Interest Determination Date.

               "LIBOR Currency" means United States dollars.

               "LIBOR Page" means either: if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

     (F) PRIME RATE NOTE. If the Interest Rate Basis is the Prime Rate, the Note shall be deemed to be "Prime Rate Note." Prime Rate Note will bear interest for each Interest Reset Date calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any, subject to the Minimum Interest Rate and/or Maximum Interest Rate, if any, specified on the face hereof. The Calculation Agent will determine the Prime Rate for each Interest Reset Date on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Prime Rate" means (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan", or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date, or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the Agents) in The City of New York selected by the Calculation Agent, or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date. "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

     (G) TREASURY RATE NOTE. If the Interest Rate Basis is the Treasury Rate, the Note shall be deemed to be a "Treasury Rate Note." A Treasury Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the Treasury Rate on each Treasury Rate Determination Date (as defined below). "Treasury Rate" means (1) the rate from the auction held on the Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"), or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury, or (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, or (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date.

               "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

               Bond Equivalent Yield =        D X N          X 100
                                       --------------------
                                           360 - (D X M)

               where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Period.

               The "Treasury Rate Determination Date" for each Interest Reset Date means the day in the week in which the related Interest Reset Date falls on which day Treasury Bills are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); PROVIDED, HOWEVER, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday.

     (H) REGULAR FLOATING RATE NOTE. Unless the Note is designated as a Floating Rate/Fixed Rate Note or as having an Addendum attached or having other/additional provisions apply, in each case relating to a different interest rate formula, such Note that bears interest at floating rates will be a Regular Floating Rate Note and will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, as specified on the face hereof, the rate at which interest on a Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; PROVIDED, HOWEVER, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate.

     (I) FLOATING RATE/FIXED RATE NOTE. If the Note is designated as a "Floating Rate/Fixed Rate Note" on the face hereof, such Note that bears interest at floating rates will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on a Floating Rate/Fixed Rate
          Note is payable will be reset as of each Interest Reset Date; PROVIDED, HOWEVER, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate, as specified on the face hereof; and the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

     SECTION 4. OPTIONAL REDEMPTION. Global Funding may redeem the Note prior to the Stated Maturity Date at its option on any Business Day on or after the Original Issue Date in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified on the face hereof (provided that any remaining principal amount of the Note shall be at least $1,000 or other minimum authorized denomination applicable thereto), at the applicable Redemption Price (as defined below), together with unpaid interest accrued on the Note, any Additional Amounts and other amounts payable with respect thereto to the date of redemption. Global Funding must give written notice to the Holder of the Note to be redeemed at its option not more than 60 nor less than 30 calendar days prior to the date of redemption. "Redemption Price" means an amount equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount of Note to be redeemed. The Initial Redemption Percentage, if any, shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount thereof to be redeemed. Notwithstanding anything herein to the contrary, Global Funding may redeem the Note on the Original Issue Date without notice at a price equal to the principal amount of the Note (the "Immediate Redemption Price"). Global Funding may pay the Redemption Price or the Immediate Redemption Price in cash or Funding Agreement(s).

     SECTION 5. SINKING FUND. Unless otherwise specified on the face hereof, the Note will not be subject to any sinking fund.

     SECTION 6. MODIFICATIONS AND AMENDMENTS. Sections [9.1 and 9.2] of the Standard Funding Note Indenture Terms contain provisions permitting Global Funding and the Indenture Trustee (1) without the consent of any Holder, to execute Supplemental Indentures for limited purposes and take other actions set forth in the Standard Funding Note Indenture Terms, and (2) with the consent of the Holder of not less than 66 2/3% in aggregate principal amount of the Note at the time outstanding, evidenced as in the Standard Funding Note Indenture Terms, to execute Supplemental Indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or any Supplemental Indenture or modifying in any manner the rights of the Holder of the Note subject to specified limitations.

     SECTION 7. OBLIGATIONS UNCONDITIONAL. No reference herein to the Indenture or the Standard Funding Note Indenture Terms and no provision of the Note or of the Indenture shall alter or impair the obligation of Global Funding, which is absolute and unconditional, to pay the principal of, interest on, or any other amount due and owing with respect to, the Note at the places, at the respective times, and at the rate herein prescribed.

     SECTION 8. COLLATERAL. Pursuant to the Indenture, Global Funding will assign the relevant Funding Agreement(s) issued by Allstate Life in connection with the issuance of the Note (each, a "Funding Agreement") to the Indenture Trustee on behalf of the holder of the Note. The Note will be secured by a first priority perfected security interest in the Collateral described on the face hereof (the "Collateral") in favor of the Indenture Trustee and the other persons identified in the Standard Indenture Terms.

     SECTION 9. SECURITY; LIMITED RECOURSE. The Note is solely the obligation of Global Funding, and will not be guaranteed by any person, including but not limited to Allstate Life Insurance Company ("Allstate Life"), any Allstate Life Global Funding Trust, any Agent, the Trust Beneficial Owner, the Delaware Trustee, the Indenture Trustee or any of their affiliates. Global Funding's obligations under the Note will be secured by all of Global Funding's rights and title in one or more Funding Agreement(s) issued by Allstate Life and other rights and assets included in the applicable Collateral. The Holder of the Note has no direct contractual rights against Allstate Life under the Funding Agreement(s). Under the terms of each Funding Agreement, recourse rights to Allstate Life will belong to Global Funding, its successors and permitted assignees. Global Funding has pledged, collaterally assigned and granted a first priority perfected security interest in the Collateral for the Note to the Indenture Trustee on behalf of the Holder of the Note and the other persons identified in the Standard Funding Note Indenture Terms. Recourse to Allstate Life under each Funding Agreement will be enforceable only by the Indenture Trustee as a secured party on behalf of the Holder of Note and the other persons identified in the Standard Funding Note Indenture Terms.

     SECTION 10. EVENTS OF DEFAULT. In case an Event of Default, as defined in the Standard Indenture Terms, shall have occurred and be continuing, the principal of the Note may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Standard Indenture Terms. If the Note is a Discount Note, the amount of principal of the Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3 hereof.

     SECTION 11. WITHHOLDING; ADDITIONAL AMOUNTS. All amounts due in respect of the Note will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax on payments on the Note unless the withholding or deduction is required by law. Unless otherwise specified on the face hereof, Global Funding will not pay any additional amounts ("Additional Amounts") to the Holder of the Note in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to any independent right or obligation to redeem the Note.

     SECTION 12. LISTING. Unless otherwise specified on the face hereof, the Note will not be listed on any securities exchange.

     SECTION 13. NO RECOURSE AGAINST CERTAIN PERSONS. No recourse shall be had for the payment of the principal of or the interest on the Note, or for any claim based hereon, or otherwise in respect thereof, or based on or in respect of the Indenture or any Supplemental Indenture, against the Nonrecourse Parties, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such personal liability being, by the acceptance of any Note and as part of the consideration for issue of the Note, expressly waived and released.

     SECTION 14. GOVERNING LAW. The Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                 ASSIGNMENT FORM
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto Please Insert Social Security or

Other Identifying Number of Assignee


______________________________________________



________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


________________________________________________________________________________

________________________________________________________________________________
the within Security of ALLSTATE LIFE GLOBAL FUNDING and does hereby irrevocably constitute and appoint ___________________________________________ attorney to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

Dated:
       ---------------------                     -------------------------------

                                                 -------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                      A-21